SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2013

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number

1-08788	NV ENERGY, INC. Nevada 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 402-5000	88-0198358

2-28348	NEVADA POWER COMPANY d/b/a NV ENERGY Nevada 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 402-5000	88-0420104

0-00508	SIERRA PACIFIC POWER COMPANY d/b/a NV ENERGY Nevada P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 26, 2013, NV Energy, Inc. and its two utility subsidiaries, Nevada Power Company d/b/a NV Energy and Sierra Pacific Power Company d/b/a NV Energy, issued a press release disclosing financial results for the quarter ended June 30, 2013. The text of the release is furnished herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure

In addition to the earnings press release discussed in Item 2.02 above, on July 26, 2013, NV Energy, Inc. and its two utility subsidiaries, Nevada Power Company d/b/a NV Energy and Sierra Pacific Power Company d/b/a NV Energy, posted its Earnings Report to the Financial Community on the NV Energy website, www.nvenergy.com. A copy of this report is furnished herewith as Exhibit 99.2.

The information contained in this Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for the purpose of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits — The following exhibits are furnished with this Form 8-K:

EX-99.1 — Press Release dated July 26, 2013.

EX-99.2 — Earnings Report to the Financial Community dated July 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc. (Registrant)

Date: July 26, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Nevada Power Company d/b/a NV Energy (Registrant)

Date: July 26, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Sierra Pacific Power Company d/b/a NV Energy (Registrant)

Date: July 26, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

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